Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 24, 1998





                    COURTYARD BY MARRIOTT LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



     Delaware                         0-15736               52-1468081
(State or other jurisdiction of   (Commission File Number)  (I.R.S.Employer
incorporation or organization)                              Identification No.)


 10400 Fernwood Road, Bethesda, MD                          20817-1109
(Address of principal executive office)                     (Zip Code)


        Registrant's telephone number, including area code: 301-380-2070


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ITEM 5.       OTHER EVENTS

On June 24, 1998, September 17, 1998 and November 25, 1998, the General Partner sent to the Limited Partners of the Partnership a letter that accompanied the Partnership's Quarterly Reports on Form 10-Q. Such letters are being filed as exhibits to this Current Report on Form 8-K.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits

99.1 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended March 27, 1998.

99.2 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's
      Quarterly Report on Form 10-Q for the Quarter Ended June 19, 1998.

99.3 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's
      Quarterly Report on Form 10-Q for the Quarter Ended
      September 11, 1998.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            COURTYARD BY MARRIOTT
                            LIMITED PARTNERSHIP

                     By:    CBM ONE CORPORATION
                            General Partner



 December 4, 1998   By:       /s/ Earla L. Stowe
                              ------------------
                              Name:    Earla L. Stowe
                              Title:   Vice President and Chief
                                       Accounting Officer


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                                  EXHIBIT INDEX


Exhibit No.:                            Description:

99.1 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended March 27, 1998.

99.2 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended
               June 19, 1998.

99.3 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended September 11, 1998.